UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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DYNARESOURCE, INC.

(Name of Registrant as Specified In Its Charter)

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DYNARESOURCE, INC.

The Urban Towers of Las Colinas

222 W. Las Colinas Blvd. / Suite 1910 North Tower

Las Colinas / Irving, TX 75039

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of DynaResource, Inc.:

The 2024 annual meeting (the “Annual Meeting”) of stockholders of DynaResource, Inc., a Delaware corporation (the “Company”) will be held at the Ground Floor Conference room, 222 West Las Colinas Blvd., Irving, Texas 75039, on Friday, December 13, 2024, at 12:00 PM Central Time. The meeting will be convened for the following purposes:

1.
To elect six Class I Directors to the Company’s Board of Directors. Class I Directors are elected by the holders of the outstanding shares of Common Stock voting together as a single class.

2.
To elect one Class II Director to the Company’s Board of Directors. The Class II Director is elected by the holders of the outstanding shares of Series C Preferred Stock voting together as a single class.

3.
To approve the DynaResource, Inc. Amended and Restated 2024 Equity Incentive Plan.

4.
To ratify the appointment of Davidson & Company LLP as our independent registered public accounting firm for 2024.

Even if you expect to attend the Annual Meeting, you are requested to mark, sign, date, and return the accompanying proxy card by fax or by mail. If you attend the Annual Meeting, you may vote in person, whether or not you have sent in your proxy. A proxy may be revoked at any time prior to the voting thereof.

By Order of the Board of Directors

/s/ Rohan Hazelton
Rohan Hazelton
Chief Executive Officer November 12, 2024

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING	1

CORPORATE GOVERNANCE	4

EXECUTIVE COMPENSATION	8

BENEFICIAL OWNERSHIP OF OUR CAPITAL STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	14

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	17

REPORT OF THE AUDIT COMMITTEE	17

PROPOSALS 1 AND 2: ELECTION OF DIRECTORS	18

PROPOSAL 3: APPROVAL OF THE 2024 EQUITY INCENTIVE PLAN	21

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF DAVIDSON & COMPANY AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024	26

QUORUM AND VOTING REQUIREMENTS	28

HOUSEHOLDING OF PROXY MATERIALS	30

WHERE YOU CAN FIND MORE INFORMATION	30

OTHER BUSINESS	30

STOCKHOLDER PROPOSALS FOR 2025 ANNUAL MEETING	31

DOCUMENTS INCORPORATED BY REFERENCE	31

DYNARESOURCE, INC.

The Urban Towers of Las Colinas

222 W. Las Colinas Blvd. / Suite 1910 North Tower

Las Colinas / Irving, TX 75039

PROXY STATEMENT

This Proxy Statement is furnished to the stockholders of DynaResource, Inc., a Delaware corporation (the “Company”) in connection with the solicitation on behalf of the Board of Directors (the “Board”) of proxies for use at the annual meeting of stockholders (the “Annual Meeting”) to be held at Ground Floor Conference room, Suite 109, 222 West Las Colinas Blvd., Irving, Texas 75039, on Friday, December 13, 2024, at 12:00 PM Central Time.

This Proxy Statement and the enclosed form of proxy are first being made available to stockholders on or about November 12, 2024, and the cost of soliciting proxies in the enclosed form will be borne by the Company. Proxies may be solicited by officers, directors, and employees of the Company, by personal interview, telephone, facsimile and electronic means. The Company will pay the officers, directors, and employees no additional compensation for these services. Banks, brokerage houses and other nominees or fiduciaries have been requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and the Company will, upon request, reimburse them for their expenses in so acting.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

AND OUR ANNUAL MEETING

Q: What is the purpose of the Annual Meeting?

A: The Annual Meeting is being held to permit our stockholders to consider and vote upon the following:

1.
To elect six Class I Directors to the Company’s Board of Directors. Class I Directors are elected by the holders of the outstanding shares of Common Stock voting together as a single class.

2.
To elect one Class II Director to the Company’s Board of Directors. The Class II Director is elected by the holders of the outstanding shares of Series C Preferred Stock voting together as a single class.

3.
To approve the DynaResource, Inc. Amended and Restated 2024 Equity Incentive Plan (the “2024 Equity Incentive Plan”).

4.
To ratify the appointment of Davidson & Company LLP as our independent registered public accounting firm for 2024.

Q: What is the Board’s Recommendation regarding these proposals?

A: We sent you this proxy statement and the enclosed proxy card because the Board is soliciting your proxy to vote at the Annual Meeting. The Board’s recommendations are set forth together with a description of the proposals in this Proxy Statement. In summary, the Board recommends that you vote:

•
FOR the election of each of the Class I directors.
•
FOR the election of the Class II director (Series C Preferred Stock voting only).
•
FOR the approval of the 2024 Equity Incentive Plan.
•
FOR the ratification of the appointment of Davidson & Company LLP as our independent registered public accounting firm for 2024.

Q: Who is entitled to vote at the Annual Meeting?

A: For all Proposals, only holders of record of shares of Common Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock as of the close of business (5:00 p.m., Eastern Standard Time) on November 8, 2024, the record date fixed by the Board (the “Record Date”), were entitled to receive notice of and to vote at the

Annual Meeting. As of November 8, 2024, 29,428,226 shares of Common Stock, 1,734,992 shares of Series C Preferred Stock, 760,000 shares of Series D Preferred Stock and 1,552,795 Series E Preferred Stock were outstanding and eligible to vote. On matters on which they are entitled to vote, each holder of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock is entitled to the number of votes equal to the number of Common Shares into which such holder’s shares of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, respectively, could be converted. As of the Record Date, the 1,734,992 shares of Series C Preferred Stock outstanding were convertible into an aggregate 2,224,349 shares of Common Stock, the 760,000 shares of Series D Preferred Stock outstanding were convertible into an aggregate 760,000 shares of Common Stock and the 1,552,795 shares of Series E Preferred Stock were convertible into an aggregate 1,552,795 shares of Common Stock.

For Proposal No. 1, only the holders of Common Stock will vote, as a single class.

For Proposal No. 2, only the holders of Series C Preferred will vote as a single class.

For Proposals No. 3 and 4, the holders of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock will vote on an “as converted” basis, together with the holders of the shares of Common Stock.

Q: What shares can I vote?

A: As described in the immediately preceding Question, Proposal No. 1 is only open to shares of Common Stock, Proposal No. 2 is only open to shares of Series C Preferred Stock, and Proposal Nos. 3 and 4 are open to shares of Common Stock and Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (on an as-converted basis). With that caveat, you may vote all shares of the Company’s Common Stock owned by you, or issuable upon conversion of the Company’s Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock you own, in each instance as of the close of business on the Record Date. You may cast one vote per share of Common Stock that you held or were entitled to receive upon conversion of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock on the Record Date. A list of record stockholders entitled to vote at the Annual Meeting will be available during ordinary business hours at the Company’s principal executive offices located at 222 W. Las Colinas Blvd., Suite 1910 North Tower, Irving, Texas 75039, for a period of at least 10 days prior to the Annual Meeting.

Q: How can I vote my shares?

A: You can vote your shares using one of the following methods:

•	Complete and return a written proxy or voting instruction card using the proxy card or voting instruction card if you received a paper copy of the proxy materials; or

•

Attend and vote in person at the meeting. If your shares are held in street or account name by a broker and you intend to vote in person at the meeting, you will need a copy of your account statement and verification from your broker that you were the beneficial owner of the shares in the account as of the Record Date.

Unless you are planning to vote in person at the Annual Meeting, your vote must be received by 5:00 p.m. Central Standard Time, on Thursday, December 12, 2024.

You may still vote at the meeting if you are the record holder of your shares or hold a legal proxy from the record holder. Your vote at the Annual Meeting will constitute a revocation of your earlier proxy or voting instructions.

Q: How will my shares be voted if I return a blank proxy card?

A: If you send in your proxy card, but do not specify how you want to vote your shares, your shares will be voted by the named proxies as follows:

•	FOR the election of each of the nominees for Class I directors.

•	FOR the election of the nominee for Class II director.

•	FOR the approval of the 2024 Equity Incentive Plan.

•	FOR the ratification of the appointment of Davidson & Company LLP as our independent registered public accounting firm for 2024.

Q: What happens if additional matters are presented at the Annual Meeting?

A: Other than the proposals described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the person named as proxy holder, Rohan Hazelton, Chief Executive Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q: Who will count the votes?

A: A representative of Legacy Stock Transfer, Inc., the transfer agent for the Company, will be appointed at the Annual Meeting to tabulate the votes and act as Inspector of Elections.

Q: Where can I find the voting results of the Annual Meeting?

A: We will announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days following the Annual Meeting.

Q: Who will bear the cost of soliciting votes for the Annual Meeting?

A: The solicitation of proxies will be conducted primarily by mail and electronically over the Internet, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of our Common Stock. We may conduct further solicitation personally, telephonically, through the Internet or by facsimile through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation. We may generate other expenses in connection with the solicitation of proxies for the Annual Meeting, which we will pay.

Q: What do I need for admission to the Annual Meeting?

A: You are entitled to attend the Annual Meeting only if you are a stockholder of record or a beneficial owner as of the Record Date, or you hold a valid proxy for the Annual Meeting from a stockholder of record. You should be prepared to present photo identification for admittance. If you are the stockholder of record, your name will be verified against the list of stockholders of record prior to your being admitted to the Annual Meeting. If you hold your shares in street name, you must provide proof of beneficial ownership on the Record Date, such as a brokerage account statement showing that you owned Company stock as of the Record Date, a copy of the Voting Instruction Form provided by your broker, bank or other nominee, or other similar evidence of ownership as of the Record Date. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Annual Meeting.

Q: How and when may I submit a stockholder proposal for any Annual Meeting of Stockholders?

A: In the event that a stockholder desires to have a proposal considered for presentation at an Annual Meeting of Stockholders, and included in our proxy statement and form of proxy card used in connection with that meeting, the proposal must be forwarded in writing to Corporate Secretary at our principal executive offices (a) not later than the close of business on the 90th day (i.e., September 14, 2025), nor earlier than the close of business on the 120th date in advance of the anniversary of this year’s Annual Meeting (i.e., August 15, 2025) if our next Annual Meeting is to be held on a day that is not more than 30 days in advance of the anniversary of this year’s Annual Meeting or not later than 70 days after the anniversary of this year’s Annual Meeting; and (b) with respect to our next Annual Meeting if it is to be held outside the time parameters in clause (a), not later than the close of business on the later of the 90th day prior to such next Annual Meeting or the close of business on the 10th day following the date the Company publicly announce the date of such next Annual Meeting (by press release or SEC filing). Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”). In addition, (x) if the proposal relates to the nomination of one or more persons to the Board, the notice must set forth such information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed under Section 14(a) of the Exchange Act; and (y) for all business other than director nominations, the notice must set forth as to each matter in the proposal (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, and (ii) any other information relating to such stockholder and beneficial owner, if any, on whose behalf the proposal is being made, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

To forward any stockholder proposals or notices of proposals or to receive a copy of our Amended and Restated Bylaws (as amended to date, “Bylaws”), write to the Corporate Secretary at DynaResource, Inc., 222 W. Las Colinas Blvd., Suite 1910 North Tower, Irving, Texas 75039.

CORPORATE GOVERNANCE

Executive Officers

The names of our current executive officers and each of their ages and positions as of the Record Date is set forth below.

Name	Age	Position
Rohan Hazelton	51	Chief Executive Officer
Alonso Sotomayor	40	Chief Financial Officer

The biographies of our current executive officers are as follows:

Rohan Hazelton

Mr. Hazelton has over 20 years of leadership experience in the mining industry, with financing and operational expertise, and experience building and expanding mines and leading high-performance teams which are the foundations for world-class companies. Mr. Hazelton has significant operational experience in Mexico. Prior to joining the Company, Mr. Hazelton was Chief Executive Officer of NorZinc Ltd, a zinc-lead-silver developer, Chief Financial Officer of both Cerrado Gold (TSXV: CERT) and Ascendant Resources (TSX: ASND), and co-founded KORE Mining (TSXV: KORE), serving as KORE’s CEO. Prior to that, he worked at Goldcorp, and its predecessor Wheaton River Minerals, as one of its earliest employees and held roles of increasing leadership and responsibility throughout the organization including CFO Goldcorp Mexico and VP Strategy. Mr. Hazelton has served on the Board of Directors of NorZinc, Primero Mining, Terrane Metals, Gryphon Gold, as well as several non-profits, and is currently a director of Search Minerals Inc (TSXV:SMY). He holds the Chartered Professional Accountant designation and graduated from Harvard University with Honors, with a Bachelor of Arts in Applied Math and Economics.

Alonso Sotomayor

Mr. Sotomayor started his career in a mining-specific role with accounting firm McGovern Hurley LLP, followed by progressively senior roles in the Toronto Mining Groups at KPMG and Deloitte Canada overseeing files on numerous Canadian listed mining companies. Since 2017, Mr. Sotomayor has held the position of Corporate Controller of Ascendant Resources Inc. and Corporate Controller of Cerrado Gold Inc. since 2020. He was also Chief Financial

Officer of Voyager Metals, Inc. from November 2019 to May 2023, when it was acquired by Cerrado Gold, Inc. He holds a B.B.A. in Management and Accounting from the University of Toronto, graduating in 2008.

Directorships

The current Board consists of Mr. Koy W Diepholz, Mr. Rohan Hazelton, Mr. Quinton Hennigh, Mr. Brent Omland, Mr. Phillip Rose, Mr. Dale Petrini, and Mr. John Wasserman.

Except as otherwise reported otherwise in this Proxy Statement, none of our directors held directorships in other reporting companies or registered investment companies at any time during the past five years.

For more information on our directors, please see the information included in Proposal No. 1 – Election of Class I Directors, beginning on page 18 of this Proxy Statement.

Board of Directors Independence

The Board has determined that the following directors and director nominees are independent within the meaning of the applicable Nasdaq rules: Mr. Hennigh, Mr. Omland, Mr. Rose, Mr. Petrini, Mr. Wasserman and Ms. Anzola.

Board Leadership Structure and Role in Risk Oversight

Mr. Hazelton currently holds the roles of a Director, President and Chief Executive Officer (“CEO”). As a director and CEO, Mr. Hazelton serves as the primary liaison between the Company and the independent directors. With input from other members of the Board, committee chairs and management, he presides over meetings of the Board.

Our Board, as a unified body and through committee participation, organizes the execution of its monitoring and oversight roles and does not expect its Chairman to organize those functions.

The Board has three standing committees: (i) Audit, (ii) Compensation, and (iii) Nominating & Governance (“Nominating”). The Audit, Compensation, and Nominating committees are comprised of all independent directors, with the exception of the Nominating committee, which is comprised of three independent directors and one director that is not independent. Each of these committees has a separate chairman who is an independent director. Our non-management members of the Board meet in executive session at each board meeting.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility for ensuring that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Board believes that establishing the right “tone at the top” and that full and open communication between executive management and the Board are essential for effective risk management and oversight. Our CEO and as a director communicates frequently with other members of the Board to discuss strategy and the challenges we face. Senior management usually attends our regular quarterly Board meetings and is available to address any questions or concerns raised by the Board on risk management-related and any other matters.

Board Committees and Charters

The following table identifies the current independent and non-independent Board and Committee members:

Name	Independent	Audit	Compensation	Nominating
Koy W. Diepholz
Rohan Hazelton				X
Quinton Hennigh	X
Brent Omland	X	X	X

Phillip Rose	X	X	X	X
Dale Petrini	X	X	X	X
John Wasserman	X	X	X	X

Audit Committee

The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”) and is currently comprised of Mr. Phillip Rose (Chairman), Mr. Brent Omland, Mr. Dale Petrini and John Wasserman, each of whom the Board has determined satisfies the applicable SEC and Nasdaq independence requirements for audit committee members. The Audit Committee has authority to review our financial records, deal with our independent auditors, recommend financial reporting policies to the Board, and investigate all aspects of our business. The Audit Committee Charter is available for your review on our website at www.dynaresource.com. The Board has also determined that Mr. Rose is an “audit committee financial expert,” as defined by the applicable rules of the SEC and Nasdaq.

Compensation Committee

The Compensation Committee currently consists of Mr. Dale Petrini (Chairman), Mr. Brent Omland, Mr. Phillip Rose, and Mr. John Wasserman, each of whom the Board has determined satisfies the applicable SEC and Nasdaq independence requirements. In addition, each member of the Compensation Committee has been determined to be a non-employee director under Rule 16b-3 as promulgated under the Exchange Act. The Compensation Committee oversees the compensation for our executive officers and recommends various incentives for key employees to encourage and reward increased corporate financial performance, productivity and innovation, and its charter is available on our website at www.dynaresource.com.

Nominating Committee

The Nominating Committee currently consists of Mr. Rohan Hazelton, Mr. Dale Petrini, Mr. Phillip Rose (Chair) and Mr. John Wasserman, each of whom, other than Mr. Hazelton, the Board has determined satisfies the applicable SEC and Nasdaq independence requirements.

The Nominating Committee reviews, evaluates and proposes candidates for election to our Board, and considers any nominees properly recommended by stockholders. The Nominating Committee promotes the proper constitution of our Board so that it meets its fiduciary obligations to our stockholders, and oversees the establishment of, and compliance with, appropriate governance standards. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Nominating Committee then identifies the desired skills and experience of a new candidate(s). The Nominating Committee Charter is available on our website at www.dynaresource.com.

Among other factors, when considering a prospective candidate, the Nominating Committee considers a candidate’s business experience and skills, attributes pertinent to Company business, personal integrity and judgment, and possible conflicts of interest. To date, the Nominating Committee has not utilized the services of any search firm to assist it in identifying director candidates. The Nominating Committee’s policy is to consider director candidate recommendations from its stockholders which are received prior to any annual meeting of stockholders, including confirmation of the candidate’s consent to serve as a director.

Stockholder Communication

As a stockholder of our Company, you may communicate in writing at any time with the entire Board or any individual director (addressed to “Board of Directors” or to a named director), c/o DynaResource, Inc., Attention: Corporate Secretary, 222 W Las Colinas Blvd, Suite 1910 North Tower, Irving, Texas 75039, or via e-mail at info@dynaresource.com. All appropriate communications will be promptly relayed to the appropriate Directors. Our administrator will coordinate all responses.

Meetings of the Board of Directors and Committees

Our Board held, during the year 2023, a total of eight regularly scheduled and special meetings, the Audit Committee held four meetings, the Compensation Committee held ten meeting and the Nominating Committee held no meetings. Each of our incumbent directors attended at least 75% of the Board and Committee meetings.

Policy Regarding Attendance at Annual Meetings of Stockholders

Our Company does not have a policy regarding Board members’ attendance at annual meetings of stockholders. All of our directors attended our last annual meeting of stockholders.

Director Qualifications and Diversity

The Board seeks independent directors who represent a diversity of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. Candidates should have substantial experience with one or more publicly traded companies or should have achieved a high level of distinction in their chosen fields. The Board is particularly interested in maintaining a mix that includes individuals who are active or retired executive officers and senior executives, particularly those with experience in strategic planning, business development, compensation, finance, accounting and banking.

In evaluating nominations to the Board, the Nominating Committee also looks for certain personal attributes, such as integrity, ability and willingness to apply sound and independent business judgment, comprehensive understanding of a director’s role in corporate governance, availability for meetings and consultation on Company matters, and the willingness to assume and carry out fiduciary responsibilities. The Nominating Committee took these specifications into account in formulating and re-nominating its present Board members.

The current director candidates, who are nominated to serve as non-executive directors, were recommended by the Nominating Committee and nominated by the full Board.

Code of Ethics

We have adopted a Code of Ethics, which is available on our website at www.dynaresource.com.

Conflicts of Interest

Members of our management may be associated with other firms involved in a range of business activities. Consequently, there are potential inherent conflicts of interest in their acting as officers and directors of the Company. Although the officers and directors are engaged in other business activities, we anticipate they will devote an important amount of time to our affairs.

Our officers and directors are now and may in the future become stockholders, officers or directors of other companies, which may be formed for the purpose of engaging in business activities similar to ours. Accordingly, additional direct conflicts of interest may arise in the future with respect to such individuals acting on behalf of us or other entities. Moreover, additional conflicts of interest may arise with respect to opportunities which come to the attention of such individuals in the performance of their duties or otherwise. Currently, we do not have a right of first refusal pertaining to opportunities that come to their attention and may relate to our business operations.

Our officers and directors are, so long as they are our officers or directors, subject to the restriction that all opportunities contemplated by our plan of operation which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to us and the companies that they are affiliated with on an equal basis. A breach of this requirement will be a breach of the fiduciary duties of the officer or director. If we or the companies with which the officers and directors are affiliated both desire to take advantage of an opportunity, then said officers and directors would abstain from negotiating and voting upon the opportunity. However, all directors may still individually take advantage of opportunities if we should decline to do so. Except as set forth above, we have not adopted any other conflict of interest policy with respect to such transactions.

Review, Approval or Ratification of Transactions with Related Persons

The Board reviews issues involving potential conflicts of interest, and reviews and approves all related party transactions, including those required to be disclosed as a “related party” transaction under applicable federal securities laws. The Board has not adopted any specific procedures for conducting reviews of potential conflicts of interest and considers each transaction in light of the specific facts and circumstances presented. However, to the extent a potential related party transaction is presented to the Board, the Company expects that the Board would become fully informed regarding the potential transaction and the interests of the related party and would have the opportunity to deliberate outside of the presence of the related party. The Company expects that the Board would only approve a related party transaction that was in the best interests of, and fair to, the Company, and further would seek to ensure that any completed related party transaction was on terms no less favorable to the Company than could be obtained in a transaction with an unaffiliated third party.

Hedging Activities

We have not adopted any policies or practices regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities..

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our Directors and named Executive Officers, and anyone who beneficially owns ten percent (10%) or more of our Company’s Common Stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock. Persons required to file such reports also need to provide us with copies of all Section 16(a) forms they file.

Based solely upon a review of (i) copies of the Section 16(a) filings received during or with respect to 2023, and (ii) certain written representations of our officers and directors, we believe that all filings required to be made pursuant to Section 16(a) of the Exchange Act during and with respect to 2023 were filed in a timely manner.

Family Relationships

None of the directors or executive officers is related to any other director or executive officer of the Company by blood, marriage or adoption.

EXECUTIVE COMPENSATION

Named Executive Officers

Our named executive officers (“NEOs”), which consist of (i) all individuals serving as our principal executive officers during fiscal year 2023, (ii) two other of our most highly compensated executive officers who were serving as executive officers at December 31, 2023, and (iii) up to two other of our most highly compensated executive officers or whom disclosure would have been provided pursuant to clause (ii) but for the fact that the individual was not serving as an executive officer at December 31, 2023, are:

•
Koy W Diepholz, our former Chief Executive Officer and current Chairman of the Board;

•
Rene Mladosich, our former General Manager at San Jose de Gracia and director; and

•
Dr. Jose Vargas Lugo, our Director of Operations – Mexico and former director.

The following Summary of Compensation table sets forth the compensation paid by our Company during the two fiscal years ended December 31, 2023 and 2022, to our NEOs.

Summary of Compensation

The following officers earned the following compensation for the years ended December 31, 2023 and 2022:

Name and Principal Position	Year	Salary	Bonus	Stock awards	All other compensation	Total compensation	Market value of shares not vested
K.W. (“K.D.”) Diepholz CEO and President (5)	2023	$321,000	$326,121 (1)	$411,250	-	$1,058,371	$707,000
	2022	$426,000	$53,250	$411,250	-	$889,500	$1,281,000
Dr. Jose Vargas Lugo Director of Operations – Mexico (6)	2023	$150,228 (2)	$75,000 (4)	$58,750	$66,858 (3)	$350,836	$101,000
	2022	$92,027	$44,008	$58,750	-	$194,785	$183,000
Rene L.F. Mladosich GM of SJG Project (7)	2023	$204,512	$100,000	$132,188	-	$436,700	$227,250
	2022	$141,251	$100,310	$132,188	-	$373,749	$411,750

(1) The CEO’s bonus for the year ended December 31, 2023 was 186,355 shares of common stock on June 3, 2024. The value of the shares at the time the bonus was approved was $326,121.

(2) Compensation amounts paid to the applicable NEO was denominated in pesos and therefore varies from his employment agreement due to exchange rate differences.

(3) Represents payroll tax paid on behalf of the recipient in lieu of bonus.

(4) 2023 bonuses were approved by the Compensation Committee to be paid in 2024.

(5) Mr. Diepholz resigned as our CEO and President on June 3, 2024. He remains as Chairman of the Board.

(6) Dr. Jose Vargas Lugo resigned as a director on February 16, 2024.

(7) Mr. Mladosich resigned as a director on February 16, 2024 and as General Manager of SJG on June 17, 2024.

In December 2022, the Compensation Committee approved restricted stock awards to employees, directors and consultants of the Company. The stock awards approved were issued to each of the individuals/entities and vested 25% immediately and the remainder vest 25% each years on December 28 for the next three years, subject to resignation or termination provisions. Each of the above named executive officers signed three-year employment agreements with the Company in July 2023 with customary terms and change of control provisions.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2023 to each of our current non-employee directors:

Name of Director (a)	Fees earned or paid in cash ($) (b)	Stock awards ($) (c)		All other compensation ($) (g)	Total ($) (h)
Dale Petrini	$-	$44,063	(3)	75,000	$119,063
John C. Wasserman	$-	$44,063	(4)	75,000	$119,063
Ronald Vail (2)	$-	$—		70,000	$70,000
Phillip Rose	$-	$—		75,000	$75,000

(1) Columns (d) through (f) are omitted from this table as no items of compensation referenced in those columns were paid to the directors during the period covered by the table.

(2) Mr. Vail was appointed to the Board in April 2023 and his compensation was prorated for his length of service in 2023.

(3) Mr. Petrini had 37,500 outstanding stock awards at December 31, 2023.

(4) Mr. Wasserman had 37,500 outstanding stock awards at December 31, 2023.

In 2023, the Compensation Committee retained ValueScope, an outside valuation consultant. The purpose of the engagement was to assist the Company with determining market equity compensation for certain positions and assisting in the design of an incentive compensation program. The processes were to include reviews of various documents, interviews, industry research, analysis, and presentation materials. The understanding was that the analyses and presentation may be provided to the Company's other advisors, Management and to its shareholders.

The following table shows the outstanding and unvested stock awards held at December 31, 2023 by each of our current non-employee directors:

Name	Unvested stock awards (#)	Market value of unvested stock awards ($)
Dale Petrini	37,500	$75,750
John C. Wasserman	37,500	$75,750
Ronald Vail	-	-
Phillip Rose	-	-

Retirement Benefits

There are no retirement benefit arrangements covering our NEOs.

Termination and Change in Control Benefits

Pursuant to the terms of the employment agreement entered into by Dr. Lugo and the Company as of April 19, 2023, in the event of a termination of Dr. Lugo’s employment with the Company (i) by the Company without cause, (ii) by Dr. Lugo for good reason, (iii) as result of Dr. Lugo’s death or disability, or (iv) by the Company or any successor of the Company within twelve months following a Change In Control (as defined in the employment agreement), Dr. Lugo (or, as applicable, his beneficiary, heir or estate) will be entitled to receive all accrued benefits under his employment agreement together with amounts equal to his base salary and the maximum annual bonus to which he would have been entitled if he had remained employed through the end of the term of his employment agreement, which amounts are payable following such termination on the normally scheduled dates for payments of base salary and annual bonus under his employment agreement. Payment of such amounts is subject to customary conditions, including Dr. Lugo’s compliance with certain restrictive and other covenants contained in his employment agreement, the execution of applicable resignations from offices and other positions held in the Company or any of its affiliates, and the execution of a general release of claims acceptable to the Company.

Pursuant to the terms of an agreement entered into by Mr. Diepholz and Company as of June 3, 2023, in the event of a termination of Mr. Diepholz’ service as a director of the Company prior to December 31, 2026 for any reason other than for cause, or if the Company fails to obtain the agreement of any successor in a change in control transaction to assume the Company’s obligations to Mr. Diepholz under his agreement, Mr. Diepholz’ will be entitled to receive all accrued director compensation owing under his agreement together with amounts equal to the director compensation to which he would have been entitled if he had remained a director of the Company through December 31, 2026, which amounts are payable, at the discretion of the Company, either as a lump sum or ratably on a basis no less frequently than monthly. Payment of such amounts is subject to customary conditions, including Mr. Diepholz’ compliance with certain restrictive and other covenants contained in his agreement.

Outstanding Equity Awards at December 31, 2023

The following table presents information about equity awards held by each of the NEOs as of December 31, 2023.

	Option awards				Stock awards
Name (a)	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($) (e)	Option expiration date (f)	Common stock awards not vested (g)	Value of common stock awards not vested (h)

	(b)	(c)
K. W. Diepholz	-	-	-	-	350,000	$707,000
Rene Mladosich	-	-	-	-	112,500	$227,250
Dr. Jose Vargas Lugo	-	-	-	-	50,000	$101,000

Pay versus Performance

Pursuant to Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information regarding “compensation actually paid”, as defined in Item 402(v). In accordance with SEC rules, the “compensation actually paid” amounts shown in the table below for each applicable year reflect certain adjustments to the values reported in the Summary of Compensation Table as described in the footnotes to the following table.

In accordance with the SEC rules for smaller reporting companies, only three years of information is required under Item 402(v) of Regulation S-K.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based On TSR(5)	Net Income (Loss)(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2023	$1,058,371	$1,058,371	$787,536	$787,536	$17.44	$(14,533,504)
2022	$889,500	$889,500	$568,534	$568,534	$22.09	$6,685,802
2021	$1,270,542	$1,270,542	$304,860	$304,860	$67.21	$8,534,363

(1)

For each year shown, the PEO was the Chief Executive Officer, Koy W. Diepholz. The values reflected in this column reflect the “Total Compensation” paid to Mr. Diepholz, the Company’s Principal Executive Officer, as set forth in the Summary of Compensation Table.

(2)

The dollar amounts reported in this column represent the amount of “compensation actually paid” to Mr. Diepholz, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Diepholz during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to determine the “compensation actually paid” amounts reported above for Mr. Diepholz:

Reconciliation of Summary of Compensation Table Total to Compensation Actually Paid for CEO	2023	2022	2021
Summary of Compensation Table Total	$1,058,371	$889,500	$1,270,542
Less: Grant Date Fair Value of Option and Stock Awards Granted in Fiscal Year		$(1,645,000)	$(792,000)
Plus: Fair Value of Awards Granted during Applicable Fiscal Year that Remain Unvested as of Applicable Fiscal Year End, Determined as of Applicable Fiscal Year End		1,233,750
Plus: Fair Value of Awards Granted During the Applicable Fiscal Year that Vested During the Applicable Fiscal Year, Determined as of the Vesting Date		$411,250	$792,000
Plus (Less): Adjustment for Awards Granted During a Prior Fiscal Year that were Outstanding and Unvested as of the Applicable Fiscal Year End, Determined	$(411,250)

Based on the Change in ASC 718 Fair Value from Prior Fiscal year End to the Applicable Fiscal Year End
Plus (Less): Adjustment for Awards Granted During a Prior Fiscal Year that Vested During the Applicable Fiscal year, Determined based on the Change in ASC 718 Fair Value from the Prior Fiscal Year End to the Vesting Date	$411,250
Less: ASC 718 Fair Value of Awards Granted During a Prior Fiscal Year that were Forfeited During the Applicable Fiscal Year, determined as of the Prior Fiscal Year End
Plus: Dividends or Other Earnings Paid During the Applicable Fiscal year Prior to the Vesting Date
Plus: Incremental Fair Value of Options/SARs Modified During the Applicable Fiscal Year
Compensation Actually Paid	$1,058,371	$889,500	$1,270,542

(3)

For 2021, 2022 and 2023, the non-PEO NEOs were Rene Mladosich and Dr. Jose Vargas Lugo. The values reflected in this column reflect the average “Total Compensation” paid to each of the non-PEO NEOs in the applicable year, as set forth in the Summary of Compensation Table for the applicable year.

(4)

The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the non-PEO NEOs, as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not necessarily reflect the actual average amount of compensation earned by or paid to such persons during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the non-PEO NEOs as a group for each year to determine the compensation actually paid:

Reconciliation of Average Summary of Compensation Table Totals for non-PEO NEOs to Average Compensation Actually Paid to non-PEO NEOs	2023	2022	2021
Average Summary of Compensation Table Total	$787,536	$568,534	$304,860
Less: Grant Date Fair Value of Option and Stock Awards Granted in Fiscal Year		$(763,752)
Plus: Fair Value of Awards Granted during Applicable Fiscal Year that Remain Unvested as of Applicable Fiscal Year End, Determined as of Applicable Fiscal Year End		$572,814
Plus: Fair Value of Awards Granted During the Applicable Fiscal Year that Vested During the Applicable Fiscal Year, Determined as of the Vesting Date		$190,938
Plus (Less): Adjustment for Awards Granted During a Prior Fiscal Year that were Outstanding and Unvested as of the Applicable Fiscal Year End, Determined Based on the Change in ASC 718 Fair Value from Prior Fiscal year End to the Applicable Fiscal Year End	$(190,938)
Plus (Less): Adjustment for Awards Granted During a Prior Fiscal Year that Vested During the Applicable Fiscal year, Determined based on the Change in ASC 718 Fair Value from the Prior Fiscal Year End to the Vesting Date	$190,938
Less: ASC 718 Fair Value of Awards Granted During a Prior Fiscal Year that were Forfeited During the Applicable Fiscal Year, determined as of the Prior Fiscal Year End

Plus: Dividends or Other Earnings Paid During the Applicable Fiscal year Prior to the Vesting Date
Plus: Incremental Fair Value of Options/SARs Modified During the Applicable Fiscal Year
Average Compensation Actually Paid	$787,536	$568,534	$304,860

(5)

Cumulative Total Share Return (“TSR”) value listed in each year reflects what the cumulative value of $100 would be if invested on December 31, 2020. TSR is calculated on a cumulative basis by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, if any, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table

The Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, not all of those Company measures are presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between the information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative TSR

The following graph illustrates the amount of “compensation actually paid” (“CAP”) to Mr. Diepholz and the average amount of CAP to the Company’s Named Executive Officers as a group (excluding Mr. Diepholz) relative to the Company’s cumulative TSR over the three years presented in the table.

Pay ($thousands) Versus TSR 2021 - 2023
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$(200)
2021
2022
2023
CAP to PEO
Avg Comp to Non PEO NEO's
TSR

Compensation Actually Paid and Net Income (Loss)

As demonstrated by the following table, the amount of CAP to Mr. Diepholz and the average amount of CAP to the Company’s Named Executive officers as a group (excluding Mr. Diepholz) is not aligned with the Company’s net loss over the three years presented in the table. The Company has not used net loss as a performance measure in the overall executive compensation program.

Pay Versus Net Income (all $thousands) 2021 - 2023
$10,000
$5,000
$-
$(5,000)
$(10,000)
$(15,000)
$(20,000)
2021
2022
2023
CAP to PEO
Avg Comp to Non PEO NEO's
Net Income

BENEFICIAL OWNERSHIP OF OUR CAPITAL STOCK BY CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth the amount and nature of beneficial ownership of each of the following as of October 31, 2024: (i) each shareholder known by us to be the beneficial owner of more than 5% of any class of our voting securities; (ii) each of our directors; (iii) each of our Named Executive Officers; and (iv) all of our directors and executive officers as a group.

Applicable ownership is based on 29,428,226 shares of common stock issued and outstanding as of October 31, 2024. In computing the percentage of shares of common stock beneficially owned, we deemed to be outstanding all shares of common stock subject to options, warrants or other equity awards and Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock held by that person or entity that are currently exercisable or exchangeable or that will become exercisable or convertible within 60 days.

Name and Address of Beneficial Owner	Shares Beneficially Owned		Percent of Outstanding(1)
Rohan Hazelton	10,000	(2)	* %
Alonso Sotomayor	—	(3)	—%
K.W. (“K.D.”) Diepholz	3,178,050		10.80%
Matthew K. Rose 1110 Post Oak Place Westlake, Texas 76262	5,096,775	(4)	17.13%
Golden Post Rail, LLC 1110 Post Oak Place Westlake, Texas 76262	2,605,296	(5)	8.75%
MKR 2022 Grantor Retained Annuity Trust	1,755,000	(6)	5.90%

1110 Post Oak Place Westlake, Texas 76262
Gareth Nichol 5 Greenwood Rd. Greenwood Village, CO 80111	5,925,768	(7)	19.80%
Rene L.F. Mladosich	275,000		* %
Dr. Jose Vargas Lugo	349,508		1.19%
John C. Wasserman	279,317		* %
Dale G. Petrini	293,939	(8)	0.80%
Ronald Vail	407,719	(9)	1.38%
Phillip A. Rose	—		—%
All directors and executive officers as a group (9 persons)	4,793,533		16.29%

(1) The table assumes 29,428,226 shares of common stock issued and outstanding as of October 31, 2024. For purposes of the table, we determined the number of shares of each class as beneficially owned by each person under Rule 13d-3(d)(1) of the Exchange Act. Under this rule, shares of voting stock not outstanding that are subject to issuance pursuant to options, warrants, rights or conversion privileges exercisable by a person within 60 days of the date indicated are deemed outstanding for the purpose of calculating the number and percentage beneficially owned by such person, but are not deemed outstanding for the purpose of calculating the number or percentage beneficially owned by any other person listed in the table. Except where otherwise noted, we believe that each individual or entity named has sole investment and voting power with respect to the shares beneficially owned by such person, subject to community property laws, where applicable. Beneficial ownership and voting power representing less than one percent of the outstanding shares of a class is denoted with an asterisk (*). If an individual or person disclaims beneficial ownership, that is noted in the notes below the table.

(2) Mr. Hazelton was appointed as our President and Chief Executive Officer on June 3, 2024.

(3) Mr. Sotomayor was appointed as our Chief Financial Officer on July 22, 2024.

(4) Based upon Schedule 13D/A filed by such beneficial owner with the SEC on October 22, 2024. Includes shares of common stock beneficially owned by Golden Post Rail, LLC and MKR 2022 Grantor Retained Annuity Trust, and includes 329,881 shares of common stock issuable upon the conversion of derivative securities beneficially owned by Golden Post Rail, LLC. Mr. Rose shares voting and dispositive power with respect to 4,260,296 of the shares.

(5) Based upon Schedule 13D/A filed by such beneficial owner with the SEC on October 22, 2024. Includes 329,881 shares of common stock issuable upon the conversion of derivative securities beneficially owned by such beneficial owner. Golden Post Rail, LLC shares voting and dispositive power with respect to all of the shares.

(6) Based upon Schedule 13D/A filed by such beneficial owner with the SEC on October 22, 2024. Includes 329,881 shares of common stock issuable upon the conversion of derivative securities beneficially owned by Golden Post Rail, LLC.

(7) Includes 500,000 shares of common stock issuable upon the conversion of derivative securities beneficially owned by such beneficial owner.

(8) Includes 50,000 shares of common stock issuable upon the conversion of derivative securities beneficially owned by such beneficial owner.

(9) Includes 162,718 shares of common stock issuable upon the conversion or exercise of derivative securities beneficially owned by such beneficial owner.

Equity Compensation Plans

As of December 31, 2023, the Company has a restricted stock award plan that the Compensation Committee approved in 2022 for employees, directors, and consultants of the Company.

Plan Category	Number of Securities to be Issued Upon	Weighted Average exercise Price of Outstanding	Number of Securities Remaining

	Exercise of Options, Warrants or Rights	Options, Warrants or Rights	Available for Future Issuance Under Equity Compensation Plans
2022 Equity Compensation Plan	1,500,000	N/A	750,000
Total	1,500,000	N/A	750,000

PREFERRED SHARES (SERIES C)

Preferred Series	Beneficial Owner	Address	Preferred Shares	Percent Ownership
Series C	Golden Post Rail LLC	1110 Post Oak Place Westlake, Texas 76262	1,734,992	100.0%

PREFERRED SHARES (SERIES D)

Preferred Series	Beneficial Owner	Address	Preferred Shares	Percent Ownership
Series D	Dale Petrini	29 Bash Pl. Houston, TX 77027	50,000	6.58%
Series D	Gareth Nichol	5 Greenwood Rd. Greenwood Village, CO 80111	500,000	65.79%
Series D	Ronald Vail	6766 Pine Circle Toledo, OH 43617	100,000	13.16%

PREFERRED SHARES (SERIES E)

Preferred Series	Beneficial Owner	Address	Preferred Shares	Percent Ownership
Series E	Golden Post Rail LLC	1110 Post Oak Place Westlake, Texas 76262	1,552,795	100.0%

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the years ended December 31, 2023, the Company paid or accrued $370,000 in management fees to its directors. Included in accounts payable at December 31, 2023 is $100,734 due to related parties.

Restricted Stock Awards – During the year ended December 31, 2022 the Compensation Committee approved stock awards to employees, directors and consultants of the Company. The stock awards approved were issued to each of the individuals/entities and vested 25% immediately and the remainder vest 25% each year on December 31st for the next three years, subject to resignation or termination provisions. The awards totaled 1,500,000 shares of which 1,175,000 were awarded to officers and/or directors. Total stock-based compensation recognized on awards granted to related parties totaled $690,313 during each of the years ended December 31, 2023 and 2022.

On April 19, 2023 the Company repurchased the Series A Preferred stock from the Mr. Deipholz for $1,250,000. On July 17, 2023 the Company amended its certificate of incorporation to cancel the Series A Preferred stock.

There have been no other transactions, since January 1, 2023, to which we have been a party, in which the amount involved exceeds or will exceed $120,000 and in which any of our directors, executive officers, holders of more than 5% of our capital stock, or immediate family member thereof, had or will have a direct or indirect material interest.

We have not adopted written policies and procedures specifically for related person transactions. Our Board is responsible for the approval of all related party transactions.

REPORT OF THE AUDIT COMMITTEE

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Rule 5605(a)(2) of the Nasdaq Stock Market). The Audit Committee operates under a written charter, which is available at www.dynaresource.com and will also be provided in print to any stockholder upon request to the Company’s administrator.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2023.

We have reviewed and discussed with management the Company’s outside accounting firm, the quality and the acceptability of the Company’s financial reporting and internal controls.

We have discussed with the Company’s outside accounting firm the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have discussed with management and the Company’s outside accounting firm such other matters as required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T, and other auditing standards generally accepted in the United States, the corporate governance standards of the Nasdaq Stock Market and the Audit Committee’s Charter.

We have received and reviewed the written disclosures and the letter from the Company’s outside accounting firm required by applicable requirements of the PCAOB regarding the Company’s outside accounting firm communications with the Audit Committee concerning independence, and have discussed with the Company’s outside accounting firm, their independence from management and the Company.

Based on the reviews and discussions referred to above, we recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

This report is submitted by the Audit Committee of the Board of Directors:

Phillip Rose, Chairman

Brent Omland

Dale Petrini

John Wasserman

PROPOSALS NO. 1 and 2

ELECTION OF DIRECTORS

The Company’s Board is presently comprised of Class I and Class II directors. The Board has nominated K. W. (“K.D.”) Diepholz, Dr. Quinton Hennigh, Brent Omland, Rohan Hazelton, Dale G. Petrini, and Maria Virginia Anzola for election as Class I directors and Phillip K. Rose for election as the Class II director at the Annual Meeting. If they are elected, they will serve on our Board until the next annual meeting of stockholders or until their earlier death, resignation, or removal.

Name	Age	Position	Held Since	Class
K. W. (“K.D.”) Diepholz	67	Chairman of The Board	May 1995	I

Dr. Quinton Hennigh	58	Independent Director	February 2024	I

Brent Omland	44	Independent Director	February 2024	I

Rohan Hazelton	51	Director	June 2024	I

Philip A. Rose	35	Independent Director	July 2015	II

Dale G. Petrini	70	Independent Director	December 2016	I

Maria Virginia Anzola	52	Independent Director	N/A	I

Proposal No. 1 – Election of Class I Directors

The following individuals are nominated to serve as Class I Directors:

•
K.W. (“KD”) Diepholz
•
Dr. Quinton Hennigh
•
Brent Omland
•
Rohan Hazelton
•
Dale Petrini
•
Maria Virginia Anzola

The principal occupations and business experience, for at least the past five years, of each nominee for election to the Board as Class I Directors are as follows:

K.W. (“K.D.”) Diepholz. Mr. Diepholz, 67, has served as a director since May 1995. He has been involved in the resource sectors, primarily as an investor/entrepreneur, since 1980. He founded KWD Properties Corp. an Oil and Gas exploration and production company in 1983 and served as an executive manager to this Oil and Gas concern, and as a General partner to several limited partnerships. Mr. Diepholz has served in a variety of capacities with DynaResource, Inc. from 1994 to the present, and has served as Chairman of the Board, President, CEO, CFO, and Treasurer for more than the past 20 years. Mr. Diepholz has special skills in the areas of negotiation, business development, project planning and management, corporate financing, acquisition analysis, investment program interpretation and structuring, and executive management. Mr. Diepholz has been instrumental to the Company in the negotiations of the following: the acquisition of 24.9% Net Profits Interest in the San José de Gracía in 1995; the acquisition of an additional 25% interest in San José de Gracía in 1998; the acquisition and consolidation of 100% of the rights to the San José de Gracía from prior owners, culminating in March 2000; the acquisition and consolidation of several outstanding Concessions at the San José de Gracía from previous Mexican owners during 2000- 2003; the direction and management of the test mining and pilot mill operations at San José de Gracía during 2003-2006; the negotiation of the Stock Purchase/Earn In Agreement in 2006; the negotiation of the surface rights agreement with the Santa Maria Ejido in 2013; the negotiation of the financing agreement with Golden Post Rail, LLC, the start up of test mining and milling operations at San Jose de Gracia in 2016, the reconsolidation of 100% ownership of DynaResource de Mexico for DynaResource, Inc. during 2012 – 2023, and the general financing of, and the general management of the Company since inception. In addition to his roles with the Company, Mr. Diepholz is Chairman, Director, CEO and CFO of DynaResource Nevada, Inc., a related Resource investment company.

We believe that Mr. Diepholz’ employment with the Company for over thirty years, and his knowledge of the operations and mineral property of the Company qualify him to continue to serve as a member of our Board.

Dr. Quinton Hennigh. Dr. Hennigh, 58, has served as a director since February 2024. He is an exploration geologist with 33 years’ experience, predominantly in the gold industry. He holds a M.Sc. and Ph.D. in geology and geochemistry from the Colorado School of Mines. Early in his career, he explored for gold for major mining companies including Homestake Mining Company, Newcrest Mining Ltd., and Newmont Mining Corporation. Beginning in 2007, Dr. Hennigh shifted focus to the junior mining space where he has worked for several successful gold explorers, notably Gold Canyon Resources where he led the discovery of the 5.2 million ounce Springpole gold deposit, Ontario. Currently, Dr. Hennigh is Technical and Geologic Director to Crescat Capital and is CEO of private miner, San Cristobal Mining.

We believe that Mr. Hennigh’ experience in discovery and development of mineral resource projects in the Americas qualify him to continue to serve as a member of our Board.

Brent Omland. Mr. Omland, 44, has served as a director since February 2024. He is a mining executive with 20 years of experience in the mining and metals trading industry. Mr Omland is a graduate of the University of British Columbia and a Canadian CPA. Mr. Omland has also worked in finance roles for Teck Resources and in senior finance roles for an integrated lead mining and smelting group based in Australia (Ivernia/Enirgi Metals). Mr. Omland is Co-CEO and CFO of Ocean Partners UK Limited. Mr Omland also serves on the Board of Directors for Dore Copper Mining Corp, Galantas Gold Corporation and Nicola Mining Inc., all listed on the TSX-V.

We believe that Mr. Omland’s lifetime of involvement in the mining industry from production to financing to trading qualify him to continue to serve as a member of our Board.

Rohan Hazelton. Mr. Hazelton, 51, has served as a director since June 2024. He has over 20 years of leadership experience in the mining industry, with financing and operational expertise, and experience building and expanding mines and leading high-performance teams which are the foundations for world-class companies. Mr. Hazelton has significant operational experience in Mexico. Prior to joining the Company, Mr. Hazelton was Chief Executive Officer of NorZinc Ltd, a zinc-lead-silver developer, Chief Financial Officer of both Cerrado Gold (TSXV: CERT) and Ascendant Resources (TSX: ASND), and co-founded KORE Mining (TSXV: KORE), serving as KORE’s CEO. Prior to that, he worked at Goldcorp, and its predecessor Wheaton River Minerals, as one of its earliest employees and held roles of increasing leadership and responsibility throughout the organization including CFO Goldcorp Mexico and VP Strategy. Mr. Hazelton has served on the Board of Directors of NorZinc, Primero Mining, Terrane Metals and Gryphon Gold as well as several non-profits. He holds the Chartered Professional Accountant designation and graduated from Harvard University with Honors, with a Bachelor of Arts in Applied Math and Economics.

We believe that Mr. Hazelton’s experience in the mining sector with a history of operational efficiencies and fluency in Spanish and English qualify him to continue to serve as a member of our Board.

Dale G. Petrini. Mr. Petrini, 70, has been a director since December 2016. He brings over 40 years of extensive international project and manufacturing experience to the Board. During his 40+ years with The Dow Chemical Company, Houston, Texas, Mr. Petrini was the engineering sponsor, advisor and led the project development for several international mega projects totally over $50 billion USD. In his latest role for Dow, he was responsible for the project development of mega project growth opportunities in Latin America. Previously, Mr. Petrini was responsible for Global Construction Management and Global Capital Procurement for Dow with offices and personnel located throughout the world. In addition, he was the Plant Manager for several production units and led the respective business management teams. Mr. Petrini earned his civil engineering degree from The University of Michigan and is a registered licensed professional engineer. He holds dual citizenship in the US and EU.

We believe that Mr. Petrini’s more than 40 years of engineering experience with senior management oversight of operations, both domestically and internationally, qualify him to continue to serve as a member of our Board.

Maria Virginia Anzola. Ms. Anzola, 52, is a nominee for election as a Class I director at the Annual Meeting. She has no prior affiliation with the Company. Ms. Anzola brings over 27 years of extensive legal experience to the resource sector, with specific expertise in the mining industry and operations in Latin America. She is called to the bar in both Venezuela and Ontario, which gives her a strong foundation in both civil law and common law. Ms. Anzola holds a Master of Laws from The University of Michigan, Ann Arbor, and from Osgoode Hall Law School (York University), as well as a Certificate in Mining Law from Osgood Hall Law School. She is fluent in Spanish and English and conversational in French. She has served as General Counsel and Corporate Secretary for Ascendant Resources Inc (TSX:ASND), and Cerrado Gold Inc (TSXV:CERT). She previously held the position of Assistant General Counsel at Primero Mining Corp. and served as Senior Counsel at Hudbay Minerals Inc. Her career also includes experience in the oil and gas industry, further broadening her understanding of international resource operations and regulatory landscapes. Ms. Anzola is currently Co-Founder of The FlipSide Plan Inc., a company that designs productivity and wellness programs for organizations with diverse employee levels, focusing on delivering practical health and safety information to front-line workers. She also serves on the Board of Directors of Cerrado Gold Inc.

We believe that Ms. Anzola’s experience as a lawyer, her leadership experience in senior positions in mining companies, including experience with regulatory and compliance matters both in common law and civil law, as well as her fluency in Spanish and English qualify her to serve as a member of our Board.

Required Vote – Proposal No. 1 – Election of Class I Directors

Class I Directors will be elected by a plurality vote of the shares of Common Stock, voting as a single class, present at the Annual Meeting in person or by proxy and entitled to vote on this Proposal.

Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE NOMINEES FOR CLASS I DIRECTORS IN PROPOSAL NO. 1.

***

Proposal No. 2 – Election of Class II Director

The following individual is nominated to serve as the Class II Director:

•	Phillip A. Rose

The principal occupations and business experience, for at least the past five years, of the nominee for election to the Board as the Class II Director are as follows:

Philip A. Rose. Mr. Rose, 35, has served as a director since June 2015. He is a Partner at Cross Tie Capital, Ltd, a Texas family investment office with a focus on alternative assets. Through this role, Mr. Rose serves in various operating roles of Cross Tie’s portfolio companies and Managing Partner of KMO Burger, LLC, a quick-serve restaurant holding company. He is also responsible for investment origination, asset management and disposition oversight of Cross Tie’s holdings. Mr. Rose has extensive experience in private investments, in a variety of asset classes and a broad array of investment structures. He is also a member of the firm’s investment committee. Mr. Rose is a graduate of Texas Christian University in Fort Worth, Texas. Mr. Rose is the appointee to the Board of Directors by Golden Post, LLC, the holder of the Series C Preferred Stock.

Required Vote – Proposal No. 2 – Election of Class II Director

The Class II Director will be elected by the shares of Series C Preferred Stock, voting as a single class, present at the Annual Meeting in person or by proxy and entitled to vote on this Proposal.

Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE NOMINEE FOR CLASS II DIRECTOR IN PROPOSAL NO. 2.

***

PROPOSAL NO. 3

APPROVAL OF THE

2024 EQUITY INCENTIVE PLAN

On February 19, 2024, the Board adopted, subject to approval of our stockholders, the DynaResource, Inc. 2024 Equity Incentive Plan, which would allow the Company to grant awards for the issuance of up to 2,000,000 shares of our Common Stock. Thereafter, on May 31, 2024, the Board adopted, subject to approval of our stockholders, the DynaResource, Inc. Amended and Restated Equity Incentive Plan (the “2024 Equity Incentive Plan”), which would allow the Company to grant up to 4,000,000 shares of our Common Stock. The Board believes that adopting the 2024 Equity Incentive Plan will provide for a new framework that is aligned with the current tax law and current status and outlook of our management and Board. The 2024 Equity Incentive Plan will be effective upon stockholder approval. We intend to register the shares authorized under the 2024 Equity Incentive Plan under the Securities Act following approval by the stockholders.

Summary of the 2024 Equity Incentive Plan

The following is a summary of the principal features of the 2024 Equity Incentive Plan. The summary is qualified in its entirety by reference to the full text of the 2024 Equity Incentive Plan, which is set forth in Appendix A.

Purpose

The purpose of the 2024 Equity Incentive Plan is to advance the interests of DynaResource and its stockholders by enabling DynaResource and its subsidiaries to attract and retain qualified individuals to perform services, to provide incentive compensation for such individuals in a form that is linked to the growth and profitability of DynaResource and increases in stockholder value, and to provide opportunities for equity participation that align the interests of recipients with those of its stockholders.

Administration

The Board administers the 2024 Equity Incentive Plan. The board has delegated plan administration to the Compensation Committee, which is comprised of independent directors. Subject to certain limitations, the Committee has broad authority under the terms of the 2024 Equity Incentive Plan to take certain actions under the plan.

To the extent permitted by applicable law, the Committee may delegate to one or more of its members or to one or more officers of DynaResource such administrative duties or powers, as it may deem advisable. The Committee may authorize one or more directors or officers of DynaResource to designate employees, other than officers, non-employee directors, or 10% stockholders of DynaResource, to receive awards under the 2024 Equity Incentive Plan and determine the size of any such awards, subject to certain limitations.

Stock Subject to the 2024 Equity Incentive Plan

Subject to adjustment (as described below), the maximum number of shares of DynaResource common stock authorized for issuance under the 2024 Equity Incentive Plan is 4,000,000 shares of Common Stock of DynaResource. This limit is also the limit on the number of incentive stock options that may be granted under the 2024 Equity Incentive Plan.

Shares that are issued under the 2024 Equity Incentive Plan or that are subject to outstanding awards will be applied to reduce the maximum number of shares remaining available for issuance under the 2024 Equity Incentive Plan only to the extent they are used; provided, however, that the full number of shares subject to a stock-settled SAR or other stock-based award will be counted against the shares authorized for issuance under the 2024 Equity Incentive Plan, regardless of the number of shares actually issued upon settlement of such SAR or other stock-based award. Any shares withheld to satisfy tax withholding obligations on awards issued under the 2024 Equity Incentive Plan, any shares withheld to pay the exercise price or grant price of awards under the 2024 Equity Incentive Plan and any shares not issued or delivered as a result of the “net exercise” of an outstanding option or settlement of a SAR in shares will not be counted against the shares authorized for issuance under the 2024 Equity Incentive Plan and will be available again for grant under the 2024 Equity Incentive Plan. Shares subject to awards settled in cash will again be available for issuance pursuant to awards granted under the 2024 Equity Incentive Plan. Any shares related to awards granted under the 2024 Equity Incentive Plan that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of the shares will be available again for grant under the 2024 Equity Incentive Plan. Any shares repurchased by DynaResource on the open market using the proceeds from the exercise of an award will not increase the number of shares available for future grant of awards. To the extent permitted by applicable law, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by DynaResource or a subsidiary or otherwise will not be counted against shares available for issuance pursuant to the 2024 Equity Incentive Plan. The shares available for issuance under the 2024 Equity Incentive Plan may be authorized and unissued shares or treasury shares.

Adjustments

In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards and Cash Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in 114 of the plan will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 14, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 14 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

Eligible Participants

The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

Types of Awards

Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.

Termination of Employment or Other Service

The plan provides that, unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

Forfeiture and Recoupment

The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

Effect of Change in Control

Generally, a change in control will mean:

•
The acquisition, other than from DynaResource, by any individual, entity or group of beneficial ownership of 50% or more of the then outstanding shares of common stock of DynaResource;

•
The replacement of a majority of the member of the Board during any twelve-month period by directors not endorsed by a majority of the Board prior to the date of appointment or election;

•
The sale of all or substantially all of the assets of the Company and its subsidiaries to any entity that is not a subsidiary of the Company;

•
The date that is ten business days prior to the consummation of the complete liquidation or dissolution of the Company; or

•
The consummation of a reorganization, merger or consolidation of DynaResource with respect to which all or substantially all of the individuals or entities who were the beneficial owners of common stock of DynaResource immediately prior to the transaction do not, following the transaction, beneficially own more than 50% of the outstanding shares of common stock and voting securities of the corporation resulting from the transaction; or

Subject to the terms of the applicable award agreement or an individual agreement between DynaResource and a participant, upon a change in control, the Committee may, in its discretion, determine whether some or all outstanding options and SARs shall become exercisable in full or in part, whether the restriction period and performance period applicable to some or all outstanding restricted stock awards and RSUs shall lapse in full or in part and whether the performance measures applicable to some or all outstanding awards shall be deemed to be satisfied. The Committee may further require that shares of stock of the corporation resulting from such a change in control, or a parent corporation thereof, be substituted for some or all of the shares of common stock of DynaResource subject to an outstanding award and that any outstanding awards, in whole or in part, be surrendered to DynaResource by the holder, to be immediately cancelled by DynaResource, in exchange for a cash payment, shares of capital stock of the corporation resulting from or succeeding DynaResource or a combination of both cash and such shares of stock.

Termination and Amendment

The Plan shall terminate automatically on February 18, 2034. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to 2216.1 of the Plan. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

Tax Consequences of Awards

Incentive Stock Options. With respect to incentive stock options, generally, the participant is not taxed, and DynaResource is not entitled to a deduction, on either the grant or the exercise of an incentive stock option so long as the requirements of Section 422 of the Code continue to be met. If the participant meets the employment requirements and does not dispose of the shares of common stock of DynaResource acquired upon exercise of an incentive stock option until at least one year after date of the exercise of the stock option and at least two years after the date the stock option was granted, gain or loss realized on sale of the shares will be treated as long-term capital gain or loss. If the shares of common stock of DynaResource are disposed of before those periods expire, which is called a disqualifying disposition, the participant will be required to recognize ordinary income in an amount equal to the lesser of (i) the excess, if any, of the fair market value of common stock of DynaResource on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon a disqualifying disposition, DynaResource will generally be entitled, in the same tax year, to a deduction equal to the amount of ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

Non-Statutory Stock Options. The grant of a stock option that does not qualify for treatment as an incentive stock option, which is generally referred to as a non-statutory stock option, is generally not a taxable event for the participant. Upon exercise of the stock option, the participant will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of common stock of DynaResource acquired upon exercise (determined as of the date of exercise) over the exercise price of the stock option, and DynaResource will be entitled to a deduction in an equal amount in the same tax year, assuming that a deduction is allowed under Section 162(m) of the Code. At the time of a subsequent sale or disposition of shares obtained upon exercise of a non-statutory stock option, any gain or loss will be a capital gain or loss, which will be either a long-term or short-term capital gain or loss, depending on how long the shares have been held.

SARs. The grant of an SAR will not cause the participant to recognize ordinary income or entitle DynaResource to a deduction for federal income tax purposes. Upon the exercise of an SAR, the participant will recognize ordinary income in the amount of the cash or the value of shares payable to the participant (before reduction for any withholding taxes), and DynaResource will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

Restricted Stock, RSUs, and Other Stock-Based Awards. The federal income tax consequences with respect to restricted stock, RSUs, performance shares and performance stock units, and other stock unit and stock-based awards depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if an award of stock granted to the participant is subject to a “substantial risk of forfeiture” (e.g., the award is conditioned upon the future performance of substantial services by the participant) and is nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the stock on such date over the participant’s cost for such stock (if any), and the same amount is deductible by DynaResource, assuming that a deduction is allowed under Section 162(m) of the Code. Under certain circumstances, the participant, by making an election under Section 83(b) of the Code, can accelerate federal income tax recognition with respect to an award of stock that is subject to a substantial risk of forfeiture and transferability restrictions, in which event the ordinary income amount and DynaResource’s deduction, assuming that a deduction is allowed under Section 162(m) of the Code, will be measured and timed as of the grant date of the award. If the stock award granted to the participant is not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the award to the extent of the excess of the fair market value of the stock at the time of grant over the participant’s cost, if any, and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. If a stock unit award or other stock-based award is granted but no stock is actually issued to the participant at the time the award is granted, the participant will recognize ordinary income at the time the participant receives the stock free of any substantial risk of forfeiture (or receives cash in lieu of such stock) and the amount of such income will be equal to the fair market value of the stock at such time over the participant’s cost, if any, and the same amount is then deductible by DynaResource, assuming that a deduction is allowed under Section 162(m) of the Code.

Withholding Obligations

To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

Code Section 409A

A participant may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time a grant becomes vested, plus an interest penalty tax, if the grant constitutes deferred compensation under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied.

Code Section 162(m)

Pursuant to Section 162(m) of the Code, the annual compensation paid to an individual who is a “covered employee” is not deductible by DynaResource to the extent it exceeds $1 million. The Tax Cut and Jobs Act, signed into law on December 22, 2017, amended Section 162(m), effective for tax years beginning after December 31, 2017, (i) to expand the definition of a “covered employee” to include any person who was the Chief Executive Officer or the Chief Financial Officer at any time during the year and the three most highly compensated officers (other than the Chief Executive Officer or the Chief Financial Officer) who were employed at any time during the year whether or not the compensation is reported in the Summary Compensation Table included in the proxy statement for DynaResource’s Annual Meeting; (ii) to treat any individual who is considered a covered employee at any time during a tax year beginning after December 31, 2106 as remaining a covered employee permanently; and (iii) to eliminate the performance-based compensation exception to the $1 million deduction limit.

New Plan Benefits

The following table sets forth the number of shares of common stock underlying outstanding awards issued to the officers and directors of the Company under the 2024 Equity Incentive Plan (subject to stockholder approval) as of November 8, 2024.

2024 Equity Incentive Plan

Name and Position	Dollar value ($)	Number of units
K.W. (“K.D.”) Diepholz Former President and CEO	-	-
Dr. Jose Vargas Lugo Director of Operations – Mexico	-	-
Rene L.F. Mladosich Former GM of SJG Project	-	-
Executive Group	$1,196,750	1,475,000 (1)
Non-Executive Director Group	$0	400,000 (2)
Non-Executive Officer Group	-	-

(1) Comprised of shares of Common Stock underlying (i) the following grants to the Company’s current CEO: (A) options to purchase up to 750,000 shares of Common Stock at an exercise price of $1.75 per share, which vest in one-third increments on each of the first three anniversaries of the award date, and (B) 500,000 restricted stock units, which vest in one-third increments on each of first three anniversaries of the award date, and (ii) 225,000 restricted stock units granted to the Company’s current CFO, which vest in one-third increments on each of the first three anniversaries of the award date.

(2) Comprised of shares of Common Stock underlying options to purchase up to 400,000 shares of Common Stock at an exercise price of $5.00 per share issued to one of the Company’s independent directors, which vest in 25% increments on each of the first four anniversaries of the award date.

Required Vote – Proposal No. 3 – Approve the 2024 Equity Incentive Plan.

Approval of Proposal No. 3 requires the affirmative vote of the holders of a majority of the Company’s Common Stock, together with shares of Common Stock issuable upon conversion of the outstanding shares of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting together as a single class, present at the Annual Meeting in person or by proxy and entitled to vote on this Proposal.

Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2024 EQUITY INCENTIVE PLAN.

***

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF DAVIDSON & COMPANY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024

General

The Audit Committee of the Board has appointed Davidson & Company LLP, Vancouver, BC, Canada to serve as the Company’s present independent registered public accounting firm for the fiscal year ending December 31, 2024. Davidson & Company LLP has served as the Company’s independent registered public accounting firm since 2023.

At the Annual Meeting, you will be asked to ratify the appointment of Davidson & Company LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. The Company expects a representative of Davidson & Company to be present, either in person or electronically, to have the opportunity to make a statement if they desire to do so, or to be available to respond to appropriate questions, at the Annual Meeting.

Independence

Davidson & Company LLP has advised us that it has no direct or indirect financial interest in us or in any of our subsidiaries and that during fiscal year 2023, it had no connection with us or any of our subsidiaries, other than as our independent registered public accounting firm or in connection with certain other services, as described below.

Principal Accountant Fees and Services

During fiscal year 2023, we entered into an engagement agreement with Davidson & Company LLP, which sets forth the terms by which Davidson & Company LLP agreed to perform audit services for us. Those services consisted of the audit of our annual consolidated financial statements and review of the quarterly financial statements.

During fiscal year 2023, Davidson & Company LLP performed services consisting of the audit of our annual consolidated financial statements and review of the quarterly financial statements.

Davidson & Company LLP did not perform any financial information systems design and implementation services for us or our subsidiaries in fiscal years 2023 or 2022.

The following table summarizes the fees paid by us to our independent registered public accounting firm during fiscal years 2023 and 2022.

Type of Service and Fee	2023	2022
Audit Fees (1)	$218,696	$130,748
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	-	-

(1) Audit fees represent fees for professional services provided in connection with the audit of our financial statements and internal control over financial reporting, the review of our quarterly financial statements, and audit services provided in connection with other statutory or regulatory filings.

Pre-Approval Policies and Procedures

The Audit Committee has policies and procedures requiring pre-approval by the Audit Committee of the engagement of the Company’s independent auditor to perform audit services, as well as permissible non-audit services.

AUDIT SERVICES: The terms and fees for the Company’s annual audit are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit, required quarterly reviews, subsidiary audits and other procedures required to be performed by the auditor to form an opinion on our financial statements, and such other procedures including information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control. Other audit services may also include statutory audits or financial audits for subsidiaries and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or used in connection with securities offerings.

AUDIT RELATED SERVICES: Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of our financial statements or that are traditionally performed by the independent auditor. Audit-related services are subject to the specific pre-approval of the Audit Committee. Audit-related services include, among others, due diligence services relating to potential business acquisitions/dispositions; accounting consultations relating to accounting, financial reporting or disclosure matters not classified as audit services; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; financial audits of employee benefit plans; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

TAX SERVICES: Tax services are subject to the specific pre-approval of the Audit Committee. The Audit Committee will not approve the retention of the independent auditor in connection with a transaction the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

ALL OTHER SERVICES: Pre-approval by the Audit Committee is required for those permissible non-audit services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

Required Vote – Proposal No. 4 – Ratification of Independent Registered Public Accounting Firm

Approval of Proposal No. 4 requires the affirmative vote of the holders of a majority of the Company’s Common Stock, together with shares of Common Stock issuable upon conversion of the outstanding shares of Series C Preferred Stock and Series D Preferred Stock, voting together as a single class, present at the Annual Meeting in person or by proxy and entitled to vote on this Proposal.

Neither our Bylaws nor other governing documents or law requires stockholder ratification of the selection of Davidson & Company LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Davidson & Company LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the stockholders ratify the selection, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interests and in the best interests of our stockholders.

Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 4.

***

QUORUM AND VOTING REQUIREMENTS

Quorum Requirement

A majority of the votes of a voting group entitled to be cast at the Annual Meeting on all matters on which such voting group has the right to vote constitutes a quorum of that voting group. If you submit a properly completed proxy or if you appear at the Annual Meeting to vote in person, your shares will be considered part of the quorum. Directions to withhold authority to vote for any proposal, abstentions and broker non-votes (described below) will be counted to determine if a quorum for the transaction of business is present. Once a quorum is present, voting on specific proposals may proceed. If less than a quorum of our shares is represented at the Annual Meeting, a majority of the shares actually represented may adjourn the meeting without further notice for a period not to exceed 30 days at any one adjournment. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the Annual Meeting as originally notified. Once a share is represented for any purpose at the Annual Meeting, including the purpose of determining that a quorum exists, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof, unless a new record date is set for the adjourned meeting. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of stockholders so that less than a quorum remains.

Record Date and Voting Power

The Company has fixed the close of business (5:00 p.m. Eastern Standard Time) on November 8, 2024 as the “Record Date” to determine those shares eligible to vote at the Annual Meeting. Only persons holding shares of the Company’s Common Stock, Series C Preferred Stock, or Series D Preferred Stock as of the Record Date are entitled to vote at the Annual Meeting. As of November 8, 2024 there were 29,428,226 shares of Common Stock outstanding and eligible to vote. Also as of November 8, 2024, 1,734,992 shares of Series C Preferred were outstanding, convertible into an aggregate of 2,224,349 shares of Common Stock and eligible to vote on an as converted basis, 760,000 shares of Series D Preferred were outstanding, convertible into an aggregate of 760,000 shares of Common Stock and eligible to vote on an as converted basis and 1,552,795 shares of Series E Preferred were outstanding, convertible into an aggregate of 1,552,795 shares of Common Stock and eligible to vote on an as converted basis.

Effect of Abstentions and Broker Non-Votes

The election of directors to the Company’s Board is determined by a plurality of eligible votes cast for each such proposal, so an abstention on those proposals has no effect on the outcome of the proposal. The other proposals set forth in this proxy statement may be approved by the vote of a majority of the shares present at the Annual Meeting in person or by proxy, so long as a quorum is present, so an abstention on those proposals will not have the effect of a negative vote.

If you hold shares through a broker or other nominee, your broker or nominee is permitted to exercise voting discretion only with respect to certain, routine matters. Broker non-votes are shares held by brokers or other nominees that do not have discretionary voting authority with respect to a matter and have not received specific voting instructions from the beneficial owner. Broker non-votes will be counted for purposes of establishing a quorum but will otherwise have no effect on the outcome of the vote on any of the matters presented for your vote, except as described above.

How You Can Vote

You can vote your shares using one of the following methods:

•	Complete and return a written proxy or voting instruction card using the proxy card or voting instruction card if you received a paper copy of the proxy materials; or

•

Attend and vote in person at the meeting. If your shares are held in street or account name by a broker and you intend to vote in person at the meeting, you will need a copy of your account statement and verification from your broker that you were the beneficial owner of the shares in the account as of the Record Date.

Unless you are planning to vote in person at the Annual Meeting, your vote must be received by 5:00 p.m. Central Standard Time, on Thursday, December 12, 2024.

You may still vote at the meeting if you are the record holder of your shares or hold a legal proxy from the record holder. Your vote at the Annual Meeting will constitute a revocation of your earlier proxy or voting instructions.

You May Revoke or Change Your Vote

You may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. A stockholder who votes in person at the Annual Meeting in a manner inconsistent with a proxy previously filed on the stockholder’s behalf will be deemed to have revoked such proxy as it relates to the matter voted upon in person. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” the proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (i) notify your broker, (ii) direct your written request to our Corporate Secretary at our principal executive offices at 222 W. Las Colinas Blvd., Suite 1910 North Tower, Irving, Texas 75039, or (3) contact DynaResource, Inc. directly at (972) 869-9400. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request at the address or telephone number above, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of these materials was delivered.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, under which we file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any materials we have filed with the SEC at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov.

You may request a copy of any of our filings with the SEC at no cost, by contacting us at the following address or phone number:

DynaResource, Inc.

222 W. Las Colinas Blvd. / Suite 1910 North Tower

Las Colinas / Irving, TX 75039

Attention: Corporate Secretary

(972) 869-9400

OTHER BUSINESS

As of the date of this Proxy Statement, our management has no knowledge of any business that may be presented for consideration at the 2024 Annual Meeting, other than that described above. As to other business, if any, that may properly come before the 2024 Annual Meeting, or any adjournment thereof, it is intended that the Proxy hereby solicited will be voted in respect of such business in accordance with the judgment of the Proxy holders.

STOCKHOLDER PROPOSALS FOR 2025 ANNUAL MEETING

If any stockholder wishes to propose a matter for consideration at our 2025 annual meeting of stockholders (the “2025 Annual Meeting”), the proposal should be mailed by certified mail return receipt requested, to our Corporate Secretary at DynaResource, Inc., 222 W. Las Colinas Blvd., Suite 1910 North Tower, Irving, Texas 75039. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2025 Annual Meeting Proxy Statement and form of proxy, a proposal must be received by our Corporate Secretary on or before July 15, 2025. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.

In addition, our Bylaws permit stockholders to nominate directors and present other business for consideration at our 2025 Annual Meeting. To make a director nomination or present other business for consideration at the Annual Meeting of Stockholders to be held in 2025, you must submit a timely notice in accordance with the procedures described in our Bylaws. To be timely, a stockholder’s notice shall be delivered to the Corporate Secretary at the principal executive offices of our Company not less than 90 days nor more than 120 days prior to the one-year anniversary of the immediately preceding year’s annual meeting of stockholders. Therefore, to be presented at our 2025 Annual Meeting, such a proposal must be received on or after August 15, 2025, but not later than September 14, 2025. In the event that the date of the 2025 Annual Meeting is called for a date that is more than 30 days in advance of the anniversary of this year’s Annual Meeting or later than 70 days after the anniversary of this year’s Annual Meeting, such notice by the stockholder must be so received by the Board not later than the close of business on the later of the 90th day prior to such next annual meeting or the close of business on the 10th day following the date the Company publicly announces the date of such next annual meeting (by press release or SEC filing). Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our Bylaws.

DOCUMENTS INCORPORATED BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Proxy Statement. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this Proxy Statement, except for any information that is superseded by information that is included directly in this Proxy Statement or in any other subsequently filed document that also is incorporated by reference herein.

This Proxy Statement incorporates by reference our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC on April 16, 2024.

DYNARESOURCE, INC.

PROXY OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 13, 2024

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having received the Notice of Annual Meeting of Stockholders and Proxy Statement, hereby revokes all previous proxies and appoints Rohan Hazelton, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of DynaResource, Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Stockholders of DynaResource, Inc. to be held at the Ground Floor Conference room, Suite 109, 222 West Las Colinas Blvd., Irving, Texas 75039, on Friday, December 13, 2024, at 12:00 PM Central Time., and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could have if personally present at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF

PROPOSALS NO. 1, 2, 3 AND 4

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

Proposal No. 1 (ELECTION OF SIX CLASS I DIRECTORS): Only shares of Common Stock may vote.

Nominees:

K.W. (“K.D.”) Diepholz	Director	[ ] FOR	[ ] WITHHOLD AUTHORITY

Dr. Quinton Hennigh	Independent Director	[ ] FOR	[ ] WITHHOLD AUTHORITY

Brent Omland	Independent Director	[ ] FOR	[ ] WITHHOLD AUTHORITY

Rohan Hazelton	Director	[ ] FOR	[ ] WITHHOLD AUTHORITY

Maria Virginia Anzola	Independent Director	[ ] FOR	[ ] WITHHOLD AUTHORITY

Dale G. Petrini	Independent Director	[ ] FOR	[ ] WITHHOLD AUTHORITY

Proposal No. 2 (ELECTION OF ONE CLASS II DIRECTOR): Only shares of Class C Preferred Stock may vote.

Philip A. Rose	Independent Director	[ ] FOR	[ ] WITHHOLD AUTHORITY

Proposal No. 3 (TO APPROVE THE DYNARESOURCE, INC. AMENDED AND RESTATED 2024 EQUITY INCENTIVE PLAN): All shares of Common Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock may vote.

[ ] FOR	[ ] WITHHOLD AUTHORITY

Proposal No. 4 (TO RATIFY THE APPOINTMENT OF DAVIDSON & COMPANY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024): All shares of Common Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock may vote.

[ ] FOR	[ ] WITHHOLD AUTHORITY

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS NO. 1, 2, 3 AND 4. THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.

Signature of Stockholder	Signature of Stockholder

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Appendix A

DYNARESOURCE, INC. 2024

AMENDED AND RESTATED

EQUITY INCENTIVE PLAN

1.
Purpose; Eligibility.
1.1
General Purpose. The name of this plan is the DynaResource, Inc. 2024 Amended and Restated Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable DynaResource, Inc., a Delaware corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.
1.2
Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.
1.3
Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.
2.
Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, a Cash Award, or an Other Equity-Based Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cash Award” means an Award denominated in cash that is granted under 1910 of the Plan.

“Cause” means:

With respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise:

(a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that brings or is reasonably likely to bring the Company or an Affiliate negative publicity or into public disgrace, embarrassment, or disrepute; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; (iv) material violation of state or federal securities laws; or (v) material violation of the Company’s written policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct.

With respect to any Director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:

(a) malfeasance in office;

(b) gross misconduct or neglect;

(c) false or fraudulent misrepresentation inducing the director’s appointment;

(d) willful conversion of corporate funds; or

(e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” means:

(a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company;

(b) A majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election;

(c) The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company;

(d) The acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or

(e) The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with 103.3 and 103.4.

“Common Stock” means the common stock, $0.01 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means DynaResource, Inc., a Delaware corporation, and any successor thereto.

“Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

“Deferred Stock Units (DSUs)” has the meaning set forth in 178.1(b) hereof.

“Director” means a member of the Board.

“Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to 146.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to 146.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in 2417.12.

“Effective Date” shall mean the date that the Company’s shareholders approve this Plan if such shareholder approval occurs before the first anniversary of the date the Plan is adopted by the Board.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange, the Nasdaq Stock Market, or the Toronto Stock Exchange, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported by such exchange. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Fiscal Year” means the Company’s fiscal year.

“Free Standing Rights” has the meaning set forth in 157.

“Good Reason” means, unless the applicable Award Agreement states otherwise:

(a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or

(b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary or bonus opportunity; or (iii) a geographical relocation of the Participant’s principal office location by more than fifty (50) miles.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under 1910 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

“Performance Period” means the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Award or a Cash Award.

“Performance Share Award” means any Award granted pursuant to 199 hereof.

“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.

“Plan” means this DynaResource, Inc. 2024 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in 157.

“Restricted Award” means any Award granted pursuant to 168.

“Restricted Period” has the meaning set forth in 168.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under 157 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in 136.4.

“Substitute Award” has the meaning set forth in 124.6.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

“Total Share Reserve” has the meaning set forth in 114.1.

3.
Administration.
3.1
Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:
(a)
to construe and interpret the Plan and apply its provisions;
(b)
to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;
(c)
to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(d)
to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

(e)
to determine when Awards are to be granted under the Plan and the applicable Grant Date;
(f)
from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;
(g)
to determine the number of shares of Common Stock to be made subject to each Award;
(h)
to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;
(i)
to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;
(j)
to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;
(k)
to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;
(l)
to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;
(m)
to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;
(n)
to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and
(o)
to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.2
Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.
3.3
Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.
3.4
Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.
3.5
Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.
4.
Shares Subject to the Plan.
4.1
Subject to adjustment in accordance with 2114, no more than four million (4,000,000) shares of Common Stock shall be available for the grant of Awards under the Plan (the “Total Share Reserve”). During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.
4.2
Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.
4.3
Subject to adjustment in accordance with 2114, no more than five hundred thousand (500,000) shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).
4.4
The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Non-Employee Director, together with any cash fees paid to such Non-Employee Director during the Fiscal Year shall not exceed a total value of $1,500,000.00 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).
4.5
Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.
4.6
Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.
4.7
For the avoidance of doubt, any incentive awards of any type issued by the Company prior to the adoption of this Plan shall not count toward the Total Share Reserve or be governed by this Plan.
5.
Eligibility.
5.1
Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.
5.2
Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.
6.
Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:
6.1
Term. Subject to the provisions of 125.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.
6.2
Exercise Price of an Incentive Stock Option. Subject to the provisions of 125.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3
Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.
6.4
Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.
6.5
Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
6.6
Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock

Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
6.7
Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.
6.8
Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.
6.9
Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with 126.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.
6.10
Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11
Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.
6.12
Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.
7.
Stock Appreciation Rights. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).
7.1
Grant Requirements for Related Rights. Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.
7.2
Term. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.
7.3
Vesting. Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.
7.4
Exercise and Payment Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.
7.5
Exercise Price The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1 are satisfied.
7.6
Reduction in the Underlying Option Shares Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.
8.
Restricted Awards A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.
8.1
Restricted Stock and Restricted Stock Units
(a)
Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends.
(b)
The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be paid currently (and in no case later than the end of the calendar year in which the dividend is paid to the holders of the Common Stock or, if later, the 15th day of the third month following the date the dividend is paid to holders of the Common Stock).
8.2
Restrictions
(a)
Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.
(b)
Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(c)
The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.
8.3
Restricted Period

With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

8.4
Delivery of Restricted Stock and Settlement of Restricted Stock Units Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in 178.2 and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with 178.1(b) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.
8.5
Stock Restrictions Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.
9.
Performance Share Awards Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.
9.1
Earning Performance Share Awards The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.
10.
Other Equity-Based Awards and Cash Awards The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.
11.
Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.
12.
Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.
13.
Miscellaneous.
13.1
Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

13.2
Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in 2114 hereof.
13.3
No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
13.4
Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.
13.5
Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.
14.
Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards and Cash Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in 114 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 14, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 14 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.
15.
Effect of Change in Control.
15.1
Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:
(a)
In the event of a Change in Control, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units.
(b)
With respect to Performance Share Awards and Cash Awards, in the event of a Change in Control, all incomplete Performance Periods in respect of such Awards in effect on the date the Change in Control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee’s determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

15.2
In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock

Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.
15.3
The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.
16.
Amendment of the Plan and Awards.
16.1
Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in 2114 relating to adjustments upon changes in Common Stock and 2216.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.
16.2
Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.
16.3
Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.
16.4
No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
16.5
Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
17.
General Provisions.
17.1
Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the

Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.
17.2
Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).
17.3
Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
17.4
Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.
17.5
Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.
17.6
Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of 2114.
17.7
Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.
17.8
No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.
17.9
Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

17.10
Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.
17.11
Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.
17.12
Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 17.12, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.
17.13
Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.
17.14
Expenses. The costs of administering the Plan shall be paid by the Company.
17.15
Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

17.16
Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.
17.17
Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.
18.
Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.
19.
Termination or Suspension of the Plan. The Plan shall terminate automatically on February 18, 2034. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to 2216.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
20.
Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors of DynaResource, Inc. on February 19, 2024 and amended and restated with the approval of the Board of Directors on May 31, 2024.

As approved by the shareholders of DynaResource, Inc. on [DATE].